Exhibit 10.12

GENERAL MOTORS LLC

General Motors
Executive Retirement Plan

With Modifications through October 10, 2012

Exhibit 10.12

GENERAL MOTORS
EXECUTIVE RETIREMENT PLAN

The General Motors Executive Retirement Plan (ERP) (the Plan) is an unfunded, nonqualified deferred compensation plan. The Plan is structured to qualify for certain exemptions from the eligibility, funding and other requirements of the Employee Retirement Income Security Act of 1974 (ERISA) and, further, ERP benefits are computed without regard to limits imposed under the Internal Revenue Code.

Article I. Purpose; Administration; and Effective Date

Article I, Section I.     Purpose of the Plan

The purpose of the General Motors Executive Retirement Plan (the Plan) is to help provide eligible retiring salaried executive employees of General Motors LLC (“the Company”), and certain executive employees of General Motors Investment Management Co. (GMIMCo, formerly Promark), GM Global Steering Holdings LLC, and GM Components Holdings, an overall level of monthly retirement benefits, or lump sum distributions of account balances, which are competitive with the benefits provided executives retiring from or ending careers with other major U.S. industrial companies based on years of employment. Eligible active executive level employees, former executive level employees who on or after January 1, 2007 were reduced to a classified position after having obtained the age of 55 and 10 years of eligible service, and former executive level employees who, in each case, have separated from service and are otherwise eligible, shall be referred to herein as “Participants.” The Company, GMIMCo, GM Global Steering Holdings LLC, and GM Components Holdings are collectively referred to as “GM.” “GMIMCo” and “GMAM” are used interchangeably. The monthly retirement benefits determined under the tax‑qualified General Motors Retirement Program for Salaried Employees (hereinafter referred to as the “Retirement Program”), or account balances determined under the tax-qualified Retirement Savings Plan (hereinafter referred to as the “RSP” and formerly known as the Savings-Stock Purchase Program S-SPP), plus any benefits payable under certain other GM-provided benefit programs, may be supplemented by benefits provided under the formulas of the Plan. It is intended that the Plan, in relevant part, qualify as an “excess benefit plan” under Section 3(36) of ERISA and, in relevant part, as a plan “providing deferred compensation for a select group of management or highly compensated employees” under Section 201(2) of ERISA.

Article I, Section I.
The Plan also provides benefits, but only to the extent required, pursuant to (1) the Amended and Restated Master Sale and Purchase Agreement, dated as of June 26, 2009 (as amended, the “Purchase Agreement”), and (2) the Order (I) Authorizing Sale of Assets Pursuant to Amended and Restated Master Purchase Agreement with NGMCO, Inc., a U.S. Treasury-Sponsored Purchaser; (II) Authorizing Assumption and Assignment of Certain Executory Contracts and Unexpired Leases in Connection with the Sale; and (III) Granting Related Relief, entered on July 5, 2009 (D.I. 2968) (the “Sale Order”), to certain individuals who were never Company employees but who retired from General Motors Corporation (hereinafter referred to as the “Corporation”), General Motors Acceptance Corporation (GMAC) and Promark, formerly known as General Motors Asset Management (GMAM) (hereinafter referred to collectively as the “Corporation and its Related Companies”).

Article I, Section II. Administration of the Plan

(a)	The Plan shall at all times be maintained, considered, and administered as a non-qualified plan that is wholly separate and distinct from the Retirement Program and the RSP.

(b)	Benefits under the Plan are not guaranteed.

(c)
The Company is the Plan Administrator. The Plan Administrator has discretionary authority to construe, interpret, apply, and administer the Plan and serves as the first step of the Plan appeal process. Any and all decisions of the Plan Administrator as to interpretation or application of the Plan shall be given full force and effect unless it is proven that the interpretation or determination was arbitrary and capricious.

(d)
The Plan Administrator shall have the full power to engage and employ such legal, actuarial, auditing, tax, and other such agents, as it shall, in its sole discretion, deem to be in the best interest of the Company, the Plan, and its Participants and beneficiaries.

(e)	The expenses of administering the Plan are borne by the Company and are not charged against its Participants and beneficiaries.

(f)
Various aspects of Plan administration have been delegated to the Plan recordkeeper selected by the Plan Administrator. In carrying out its delegated responsibilities, the Plan recordkeeper shall have discretionary authority to construe, interpret, apply, and administer the Plan provisions. The discretionary authority delegated to the Plan recordkeeper shall, however, be limited to the Plan terms relevant to its delegated responsibilities and shall not permit the Plan recordkeeper to render a determination or to make any representation concerning benefits which are not provided by the express terms of the Plan. The Plan recordkeeper's actions shall be given full force and effect unless determined by the Plan Administrator to be contrary to the Plan provisions or arbitrary and capricious.

(g)	For purposes of the Plan, a Plan Year shall mean the 12‑month period beginning January 1 and ending December 31.

Article I, Section III. Effective Date

The Corporation established the Supplemental Executive Retirement Program (“SERP”) under Article II of the Plan effective December 1, 1985. The Plan had been amended from time to time prior to the Company becoming the sponsor of it. Effective January 1, 2007, the name of the Plan was changed from the SERP to the “Executive Retirement Plan (ERP)”. The terms and conditions of the ERP are set forth in Article II. ERP benefits for service through December 31, 2006 were frozen as described in Article II, Section II and Section III and new benefit formulas for service on and after January 1, 2007 were adopted, as described in Article II, Section IV and Section V.

Benefits payable under Article II, Sections II, III, and IV (Regular Formula SERP, Alternative Formula SERP, and 1.25% Career Average Pay Benefits, respectively) shall hereinafter be referred to as the “DB ERP” portion of the Plan. With respect to DB ERP, benefits are not based on notional contributions to, or related gains or losses in, any notional individual investment account or fund identified in Article III, Section II.

Effective January 1, 2007, the Benefit Equalization Plan (BEP) was merged into the Plan, the terms and conditions of which are set forth in Article III. Benefits payable under the individual account portion of the Plan under Article II, Section V, Article III, and Article IV (Defined Contribution Benefits, Excess Benefits, and Discretionary Awards, respectively) shall hereinafter be referred to as the “DC ERP” portion of the Plan.

The Company became the sponsor of the Plan, subject to the conditions and releases identified in the Purchase Agreement and Sale Order.

Article I, Section IV. Individuals Not Eligible; Suspensions; and Normal Retirement Age

(a)
The following classes of individuals are ineligible to participate in the Plan regardless of any other Plan terms to the contrary, and regardless of whether the individual is or was a common-law employee of GM or the Corporation and its Related Companies:

(1)
Any individual who provides services to GM or the Corporation and its Related Companies where there is an agreement with a separate company under which the services are provided. Such individuals are commonly referred to by the Company as “contract employees” or “bundled-services employees;”

(2)	Any individual who has signed an independent contractor agreement, consulting agreement, or other similar personal services contract with GM or the Corporation and its Related Companies, and;

(3)
Any individual that the Company, in good faith, classifies as an independent contractor, consultant, contract employee, or bundled-services employee during the period the individual is so classified by the Company.

The purpose of Section IV (a) is to exclude from participation in the Plan all persons who actually may be common-law employees of GM or the Corporation and its Related Companies, but are not paid as though they are employees of such company regardless of the reason they are excluded from the payroll, and regardless of whether the exclusion is correct.

Article I, Section IV. (b)

(b)
Notwithstanding the provisions of this Section IV, vested benefits will be suspended or forfeited if an executive employee, retired executive employee, or retired eligible employee, if any, does not satisfy the conditions precedent that such employee: (i) refrain from engaging in any activity which, in the opinion of the Chief Executive Officer or Vice President, Global Human Resources, is in any manner inimical or in any way contrary to the best interests of the Company, (ii) will not, for a period of 12 months following any termination of employment, directly or indirectly, knowingly induce any employee or employee of an affiliate of the Company to leave their employment for participation, directly or indirectly, with any existing or future business venture associated with such individual, and (iii) furnish to the Company such information with respect to the satisfaction of the foregoing conditions precedent as the Committee shall reasonably request.

(c)	Normal Retirement Age (NRA) is 65.

Article II. Executive Retirement Plan
Article II, Section I. Eligibility and Vesting

(a)	A Participant shall be eligible for vested benefits under the Plan on the first date the Participant satisfies the requirements set forth in Section I (b), (c), (d), and (e) respectively.

(b)	To be eligible for a vested benefit under Section II or III of this Article, payable upon separation from service, an executive employee must meet the following requirements:

(1)
Be a Regular Active or Flexible Service U.S. executive employee of the Company or GMIMCo or U.S. International Service Personnel executive employee as of December 31, 2006 (appointments on or after January 1, 2007 are ineligible for benefits under Section II or III) or be a Regular Active or Flexible Service U.S. executive employee of GMAC or U.S. International Service Personnel executive employee of GMAC as of November 30, 2006 (appointments on or after December 1, 2006 are ineligible for benefits under Section II or III); and

(2)	Be a Regular Active or Flexible Service U.S. executive employee of GM or the Corporation and its Related Companies or U.S. International Service Personnel executive employee; and

(3)
Have at least 10 years of combined Part B Retirement Program credited service, Part C Retirement Program credited service and credited service accrued on and after January 1, 2007 as determined under the Retirement Program; and

(4)	Be at least 55 years old.

(c)	To be eligible for a vested benefit under Section IV of this Article, payable upon separation from service, an employee must meet the following requirements:

(1)
Be a Regular Active or Flexible Service U.S. executive employee of GM or the Corporation or U.S. International Service Personnel executive employee on or after January 1, 2007 with a length of service date prior to January 1, 2001; and

Article II, Section I. (c) (2)

(2)	Be a Regular Active or Flexible Service U.S. executive employee of GM or the Corporation or U.S. International Service Personnel executive employee; and

(3)
Have at least 10 years of combined Part B Retirement Program credited service and credited service accrued on and after January 1, 2007 as determined under the Retirement Program. In cases of GM executives who are transferred from a foreign subsidiary on and after January 1, 2007, active service prior to the date of transfer as recognized under the Retirement Program is counted under the Plan for eligibility and vesting, but not for benefit accrual; and

(4)	Be at least 55 years old.

(d)
To be eligible for a vested benefit under Section V of this Article, for benefits earned on and after January 1, 2007 through September 30, 2012, payable upon separation from service, an employee must meet the following requirements:

(1)
Be a Regular Active or Flexible Service U.S. executive employee of GM or the Corporation or U.S. International Service Personnel executive employee on or after January 1, 2007 with a length of service date on or after January 1, 2001; and

(2)	Be a Regular Active or Flexible Service U.S. executive employee of GM or the Corporation or U.S. International Service Personnel executive employee; and

(3)
Have at least 10 years of combined Part C Retirement Program credited service and credited service accrued on and after January 1, 2007 as determined under the RSP. In cases of GM executives who are transferred from a foreign subsidiary on and after January 1, 2007, active service prior to the date of transfer as recognized under the Retirement Program is counted under the Plan for eligibility and vesting, but not for benefit accrual; and

(4)	Be at least 55 years old.

Article II, Section I. (e)

(e)
To be eligible for a vested benefit under Section V of this Article for benefits earned on and after October 1, 2012, payable upon separation from service, an employee must meet the following requirements:

(1)	Be a Regular Active, Flexible Service, or International Service Personnel U.S. executive employee of GM or be a U.S. classified 9th level salaried employee of GM; and

(2)	Have at least 3 years of credited service earned under the RSP.

(f)
Eligible executives will be vested in any frozen SERP and/or ERP benefits under this Article II upon their attainment of age 55 with a minimum of 10 years' credited service where credited service is defined as:

(1)
A combination of Part B credited service (as defined in the Retirement Program) plus credited service in the Retirement Program on and after January 1, 2007, or a combination of Part C credited service (as defined in the Retirement Program) plus RSP credited service for service on and after January 1, 2007.

(g)
General Motors Asset Management executives who on or after August 4, 2003 are transferred to GMAM or hired or promoted into executive status may be eligible for benefits under Section II, IV or V if they meet all eligibility requirements, but are not eligible for benefits under the frozen Alternative SERP formula described in Section III.

(h)
Nothing in this Article II, Section I (a) through (g) is intended to render “ineligible” any Participant who was qualified, eligible to participate, and receiving benefits under the Plan as of July 10, 2009. Nothing in this Article II, Section 1 is intended to render “eligible” any Participant who was not qualified or eligible to participate in the Plan as of July 10, 2009.

Article II, Section I. (i)

(i)
Notwithstanding the above, to be eligible for a benefit under Section II or III of this Article (without regard to the benefit formulas of the Delphi plan), payable upon separation from service, an executive employee of GM Global Steering Holdings LLC or GM Components Holdings must:

(1)	Be a Regular Active or Flexible Service U.S. executive employee of GM or U.S. International Service Personnel executive employee of GM as of October 7, 2009; and

(2)
Be a Regular Active or Flexible Service U.S. executive employee of Delphi or GM (including their wholly owned subsidiaries), or U.S. International Service Personnel executive employee of Delphi or GM; and

(3)	Be employed by Delphi as of October 6, 2009 and been eligible to retain a frozen Delphi SERP benefit had the executive remained at Delphi; and

(4)	Be a U.S. executive employee of Delphi as of December 31, 2006; and

(5)
Be vested at age 55 or older with at least 10 years of service (including Delphi service) at the time service ends. In case of the sale of an operation, service shall end on the closing date of the sale of the operation at which an executive works. In the case of the sale of an operation, eligibility is determined on the date of the sale. Age, service, and accruals end on the closing date of the sale.

Article II, Section II. DB ERP -
Calculation of Regular Formula SERP Benefits for Credited Service
Accrued Prior to January 1, 2007

(a)
Regular Formula SERP benefits determined under this Section II as in effect prior to January 1, 2007, shall be frozen as of December 31, 2006. The amount of the frozen Regular Formula SERP benefits shall be calculated using the following factors:

(1)	Part B or Part C Retirement Program credited service accrued as of December 31, 2006.

(2)	Average monthly base salary for the highest 60 of the 120 months immediately preceding January 1, 2007, as described in Article II, Section II (f).

(3)	The sum of all frozen accrued monthly benefits determined under the Retirement Program as of December 31, 2006, prior to reduction for the cost of any survivor coverage.

(4)
Two percent (2%) of the maximum monthly Primary Social Security benefit payable in 2007 (regardless of actual receipt) multiplied by the executive's years of Part A or Part C credited service, determined as of December 31, 2006, under the Retirement Program.

(b)
Regular Formula SERP benefits under this Article II, Section II shall be determined for all executive employees on the active rolls as of December 31, 2006. Those appointed to executive positions on or after January 1, 2007 are ineligible for SERP benefits under this Section.

(c)	Executives must meet the eligibility and vesting requirements as set forth in Article II, Section I to be eligible for SERP benefits under this Article II, Section II.

Article II, Section II. (d)

(d)
The frozen monthly benefit determined under this Article II, Section II shall be an amount equal to two percent (2%) of average monthly base salary for the highest 60 of the 120 months immediately preceding January 1, 2007 (as described in Article II, Section II (f) below), multiplied by the years of credited service, determined as of December 31, 2006, used to determine the frozen Part B Supplementary benefit or the frozen benefit under the Account Balance Plan feature under Part C under the Retirement Program (hereinafter referred to as the “ABP”), less the sum of (1) all frozen accrued monthly benefits determined under the Retirement Program, prior to reduction for the cost of any survivor coverage, and BEP (if any), including the annuitized value of the frozen accrued ABP benefit (as described in Article II, Section II (g) below), (2)  two percent (2%) of the monthly maximum Primary Social Security benefit payable in 2007 (regardless of actual receipt) multiplied by the executive's years of Part A or Part C credited service, determined as of December 31, 2006, under the Retirement Program, and (3) any benefits payable under certain other GM-provided benefit programs, such as Extended Disability Benefits.

(e)	The “Special Benefit" provided under the GM Health Care Program is not taken into account in determining the amount of any monthly SERP benefit payable under this Article II, Section II.

(f)
For purposes of this Article II, Section II, average monthly base salary means the monthly average of base salary for the highest 60 of the 120 months immediately preceding January 1, 2007. For executives with less than 60 months of base salary history prior to January 1, 2007, the executive's starting monthly base salary will be imputed for the number of months less than 60.

(g)
For purposes of determining the SERP benefits under this Article II, Section II for executives with a length of service date on and after January 1, 2001 who participate in the ABP, the frozen ABP amount accrued as of December 31, 2006 shall be converted to an annuity for the purpose of offsetting this amount from the target SERP using the following methodology:

Article II, Section II. (g) (1)

(1)
First, credit the December 31, 2006 ABP account balance with interest credits until Normal Retirement Age (age 65) using the ABP crediting rate in effect as of December 31, 2006 to calculate a projected lump sum value at NRA.

(2)
Second, convert the amount determined under (1) above to an annuity using the Retirement Program mortality table and the same ABP crediting rate used in Article II, Section II (g) (1) above as the discount rate.

a)	Both the mortality table and the crediting rate will be those that were in effect under the Retirement Program as of December 31, 2006.

(3)	Third, offset target frozen SERP with the annuitized amount determined under (2) above.

(h)
For purposes of calculating the SERP benefits under this Article II, Section II, the SERP benefit amounts will not be increased due to any election regarding commencement of Retirement Program benefits on a reduced for early receipt basis.

(i)
The monthly Social Security offset amount used in paragraph (d) of this Section shall be based upon the maximum 2007 monthly Primary Social Security benefit, regardless of the executive's age as of January 1, 2007 or availability to him/her of a U. S. Social Security benefit. This Social Security offset amount shall not be changed for any subsequent Social Security increase.

(j)
Any post-retirement increase under the Retirement Program does not reduce any monthly benefit payable under the Plan. For purposes of this subsection, adjustments to the IRC Section 415 limits are not considered post-retirement increases.

Article II, Section III. DB ERP -
Calculation of Alternative Formula SERP Benefits for Credited
Service Accrued Prior to January 1, 2007

(a)
Alternative Formula SERP benefits determined under this Article II, Section III as in effect prior to January 1, 2007, shall be frozen as of December 31, 2006. The amount of the frozen benefits shall be calculated using the following factors:

(1)	Part B or Part C Retirement Program credited service accrued as of December 31, 2006 (maximum 35 years).

(2)	Average total direct compensation is the total of:
a) Average monthly base salary for the highest 60 of the 120 months immediately preceding January 1, 2007, as described in Article II, Section III (g) below, plus

b)
Average monthly incentive compensation determined by dividing the total of the highest five of the ten years of annual incentive awards received for the period 1997 through 2006, as described in Article II, Section III (h) below, by 60.

(3)	The sum of all frozen accrued monthly benefits determined under the Retirement Program as of December 31, 2006, prior to reduction for the cost of any survivor coverage.

(4)	One hundred percent (100%) of the maximum monthly Primary Social Security benefit payable in 2007 (regardless of actual receipt).

(b)
Alternative Formula SERP benefits under this Article II, Section IIl shall be determined for all executive employees on the active rolls as of December 31, 2006. Those appointed to executive positions on or after January 1, 2007 are ineligible for frozen Alternative Formula SERP benefits.

(c)	Executives must meet the eligibility and vesting requirements as set forth in Article II, Section I to be eligible for SERP benefits under this Article II, Section III.

Article II, Section III. (d)

(d)
The frozen monthly benefit determined under this Article II, Section IIl for an eligible retiring executive shall be the greater of the monthly benefit, if any, determined under either (1) the formula set forth in this Article II Section IIl or (2) the formula described in Article II, Section II.

(e)
The frozen monthly benefit determined under this Article II, Section III will equal 1.5% of average total direct compensation (monthly base salary plus average monthly annual incentive compensation, as defined in Article II, Section III (g) and Article II, Section III (h) below), multiplied by the executive's years of credited service (35-year maximum), determined as of December 31, 2006, used to determine the frozen Part B Supplementary benefits or the frozen ABP benefits, less the sum of (1) all frozen accrued monthly benefits determined under the Retirement Program, prior to reduction for the cost of any survivor coverage, and BEP (if any), including the annuitized value of any frozen accrued ABP benefit, (as described in Article II, Section III (i) below), (2)  100% of the maximum monthly Primary Social Security benefit payable in 2007 (regardless of executive's age in January 2007 or availability to him/her of a U.S. Social Security benefit), and (3) any benefits payable under certain other GM‑provided programs, such as Extended Disability.

(f)	The “Special Benefit" provided under the GM Health Care Program is not taken into account in determining the amount of any monthly benefits payable under this Article II, Section III.

(g)
For purposes of this Article II, Section III, average monthly base salary means the monthly average of base salary for the highest 60 of the 120 months immediately preceding January 1, 2007. For executives with less than 60 months of base salary history prior to January 1, 2007, the executive's starting monthly base salary will be imputed for the number of months less than 60.

Article II, Section III. (h)

(h)
For purposes of this Article II, Section III, average monthly incentive compensation means an amount determined by dividing the total of the highest five of the ten years of annual incentive awards received for the period 1997 through 2006, by 60. For executives with less than five years of service as of December 31, 2006 or those appointed to executive status within the last five years, the average of annual incentive compensation awards paid for service through December 31, 2006 divided by the number of years since date of hire or date of appointment to December 31, 2006 shall be imputed for the number of years less than five. Each annual incentive award amount is the final award amount related to the performance period year for which it was awarded. For purposes of clarity, “annual incentive awards” means those payments under the Annual Incentive Plan. Moreover, neither Stock Performance Program awards, Stock Incentive Plan grants, Cash-Based Restricted Stock Unit awards nor any other form of incentive payment, are eligible for inclusion in determining a benefit under this Article II, Section III. Non‑consecutive years within the 1997 through 2006 period may be used for determining the blended amount of average monthly (1) base salary, and (2) incentive compensation.

(i)
For purposes of calculating the benefits under this Article II, Section III for executives with a length of service date on and after January 1, 2001 who participate in the ABP, the frozen ABP account balance accrued as of December 31, 2006 shall be converted to an annuity for the purpose of offsetting this amount from the frozen target Alternative Formula SERP using the following methodology:

(1)
First, credit the December 31, 2006 ABP account balance with interest credits until Normal Retirement Age (age 65) using the ABP crediting rate in effect as of December 31, 2006 to calculate a projected lump sum value at NRA.

Article II, Section III. (i) (2)

(2)
Second, convert the amount determined under (1) above to an annuity using the Retirement Program mortality table and the same ABP crediting rate used in Article II, Section II (g) (1) as the discount rate.

a)	Both the mortality table and the crediting rate will be those that were in effect under the Retirement Program as of December 31, 2006.

(3)	Third, offset frozen target Alternative Formula SERP with the amount determined under (2) above.

(j)
For purposes of calculating the SERP benefits under this Article II, Section III, the SERP benefit amounts will not be increased due to any election regarding commencement of Retirement Program benefits on a reduced for early receipt basis.

(k)
The monthly Social Security offset amount used in paragraph (e) of this Section shall be based upon the maximum 2007 Primary Social Security benefit, regardless of the executive's age as of January 1, 2007 or availability to him/her of a U. S. Social Security benefit. This Social Security offset amount shall not be changed for any subsequent Social Security increase.

(l)
Any post-retirement increase under the Retirement Program does not reduce any monthly frozen Alternative Formula benefit that may become payable. For purposes of this subsection, adjustments to the IRC Section 415 limits are not considered post-retirement increases.

(m)
General Motors Asset Management executives who on or after August 4, 2003 are transferred to GMAM or hired or promoted into executive status are ineligible for benefits under this Article II, Section III.

Article II, Section IV.    DB ERP -
Calculation of 1.25% Career Average Pay Benefits for Credited
Service Accrued on and after January 1, 2007 through
September 30, 2012 for Executives With a Length of Service
date Prior to January 1, 2001

(a)
Effective for service on and after January 1, 2007 through September 30, 2012, ERP benefits under this Article II, Section IV for GM or Corporation Regular Active or Flexible Service U.S. executives, or U.S. International Service Personnel executives, with a length of service date prior to January 1, 2001 will be calculated using a 1.25% Career Average Pay formula as set forth in this Article II, Section IV. The 1.25% Career Average Pay benefits determined under this Section IV shall be frozen as of September 30, 2012.

(b)	To be eligible for a 1.25% Career Average Pay benefit, an executive employee must:

(1)
Be a GM or Corporation Regular Active or Flexible Service U.S. executive, or U.S. International Service Personnel executive, on and after January 1, 2007, with a length of service date prior to January 1, 2001; and

(2)	Be at work for GM or the Corporation on and after January 1, 2007; and

(3)	Meet the eligibility and vesting requirements as set forth in Article II, Section I.

(c)
Eligible executives will accrue benefits under this Article II, Section IV with respect to actual base salary received between January 1, 2007 and September 30, 2012 and either Annual Incentive Plan or Short Term Incentive Plan final awards received between January 1, 2007 and September 30, 2012 equal to 1.25% of the total of base salary plus either Annual Incentive Plan or Short Term Incentive Plan final awards received in excess of the compensation limit under IRC 401(a)(17) in effect for the Retirement Program. As benefits are specified on a career average pay basis, subsequent base salary increases will not impact the value of previously accrued benefits.

Article II, Section IV. (c) (1)

(1)
Annual Incentive Plan final awards shall include only those paid with respect to performance periods commencing on and after January 1, 2007 and ending before 2010. Short Term Incentive Plan final awards shall include only those paid with respect to performance periods commencing on and after January 1, 2010 through December 31, 2011.

(2)	Pro-rata Annual Incentive Plan or Short Term Incentive Plan final awards attributable to the year of retirement will not be used in the calculation of benefits under this Section.

(3)
General Motors Asset Management executives who on or after August 4, 2003 are transferred to GMAM or hired or promoted into executive status are ineligible for 1.25% Career Average Pay ERP benefits calculated with respect to annual incentive compensation.

Article II, Section V.    DC ERP -
Calculation of Defined Contribution Benefits for
Service on and after January 1, 2007

(a)
Effective for service on and after January 1, 2007 and through September 30, 2012, ERP benefits under this Article II, Section V for GM and Corporation Regular Active or Flexible Service U.S. executives, or U.S. International Service Personnel executives, with a length of service date on and after January 1, 2001 will be accumulated using a 4% defined contribution formula.

(b)
Effective for service on and after October 1, 2012, benefits under this Article II, Section V for GM Regular Active, Flexible Service, International Service Personnel U.S. executives, and U.S. classified 9th level salaried employees, with a length of service date prior to January 1, 1993, will be accumulated using a 6% defined contribution formula, and those with a length of service date on or after January 1, 1993, will be accumulated using a 4% defined contribution formula.

(c)	To be eligible for defined contribution benefits under this Section, an employee must:

(1)
Be a GM or Corporation Regular Active, Flexible Service, or International Service Personnel U.S. executive or be a 9th level GM Regular Active, Flexible Service, or International Service Personnel U.S. salaried employee; and

(2)	Be at work for GM or the Corporation on or after January 1, 2007; and

(3)	Meet the eligibility and vesting requirements as set forth in Article II, Section I.

Article II, Section V. (d)

(d)
Eligible U.S. 9th level salaried employees and U.S. executives will accrue benefits under this Article II, Section V with respect to actual base salary and Enhanced Variable Pay or either Annual Incentive Plan or Short Term Incentive Plan final awards received while an executive for service on and after January 1, 2007 equal to 4% or 6%, as provided for in Article II Section V (a) and (b), of the total of base salary plus Enhanced Variable Pay or either Annual Incentive Plan or Short Term Incentive Plan final awards received in excess of the annual compensation limit under IRC 401(a)(17) in effect for the RSP. Once the total of base salary and Enhanced Variable Pay or either eligible Annual Incentive Plan or Short Term Incentive Plan final awards received in any Plan Year exceed the compensation limit under IRC 401(a)(17) in effect for the RSP for that year, notional contributions shall be allocated each pay period into an unfunded defined contribution account maintained for each eligible employee on a book reserve basis.

(1)
Annual Incentive Plan final awards shall include only those paid with respect to performance periods commencing on and after January 1, 2007 and ending before 2010. Short Term Incentive Plan final awards shall include only those paid with respect to performance periods commencing on and after January 1, 2010.

(2)	Pro-rata Annual Incentive Plan or Short Term Incentive Plan final awards attributable to the year of retirement will not be used in the calculation of benefits under this Section.

(3)
General Motors Asset Management executives who on or after August 4, 2003 are transferred to GMAM or hired or promoted into executive status are ineligible for the 4% benefits calculated with respect to annual incentive compensation.

Article II, Section V. (e)

(e)
The individual amounts for each eligible Participant shall be allocated each pay period to an unfunded defined contribution account that will be credited with earnings based on investment options as selected by the Participant. Effective July 15, 2011, the investment options shall be the same as provided under the RSP.

Also effective July 15, 2011, until such time a Participant makes an affirmative investment option election, the Participant's account will be credited with notional earnings based on the Pyramis Active Lifecycle commingled pools (previously, the Pyramis Strategic Balanced Commingled Pool). Specifically, Participants who do not have an investment election on file will have future notional contributions defaulted to one of twelve (12) Pyramis Active Lifecycle pools with a target retirement date (specified in the pool's name) closest to the year that a Participant will attain the age of 65. In the event any of the funds are discontinued, absent an election by the Participant (if any), the notional amounts in such funds and future contributions that were designated for such funds will be transferred to the fund that such option is mapped to by the RSP as determined by the Administrator.

Article II, Section VI. Payment of Benefits

(a)
Payment of benefits accrued prior to October 1, 2012 pursuant to Article II, Section II, III, IV or V of the Plan, are payable in accordance with the provisions of Article II, Section VI (c) below effective the first day of the month following the employee's separation from service. Payment of benefits accrued on or after October 1, 2012, pursuant to Article II, Section V of the Plan, are payable in accordance with the provisions of Article II, Section VI (d) below following the employee's separation from service.

(1)
In the event of disability, as defined under IRC Section 409A, payment of benefits will commence from the first day of the month following twelve months of a Company approved disability leave of absence.

(2)	Payment of benefits will commence not later than 90 days following separation from service or termination of disability leave of absence.

(3)
In the case where a separate legal entity (e.g. a wholly owned subsidiary) is sold and an eligible employee remains employed with the entity, payment of vested Plan benefits shall begin only when such employee terminates employment from the sold entity.

(4)
In the case where an eligible employee works for an operation that is not a separate legal entity (e.g., a plant), and such operation is sold and the employee remains employed at such operation, payment of vested Plan benefits shall begin following the date of sale.

(b)
Prior to an eligible employee's separation from service, at the discretion of the Plan Administrator, benefits accrued pursuant to Article II, Section II, III, IV or V of the Plan may be reduced, in an amount up to $5,000 per year, as repayment of amounts that such eligible employee owes GM or any subsidiary, for any reason, including but not limited to benefit overpayments, wage overpayments, and amounts due under all incentive compensation plans. Following an eligible employee's separation from service, there shall be no limitation to the amount benefits may be reduced. The eligible employee will be relieved of liability in the amount of the reduction.

Article II, Section VI. (c)

(c)
Prior to payment, all vested Plan benefits accrued prior to October 1, 2012, including any SERP, 1.25% Career Average Pay benefits, and Defined Contribution benefits, if applicable, will be converted to a five year monthly annuity form of payment.

(1)	For retirements or death in service at or after age 60, the monthly value of benefits under the Plan shall be unreduced for early age receipt.

(2)
For retirements commencing at age 55 to age 59 and 11 months, or death in service at or after age 55 and prior to age 60, the monthly value of any Plan benefits determined under Article II, Section IV, and any frozen SERP benefits determined under Article II, Section II or III for executives with a length of service date prior to January 1, 2001, shall be reduced for early age receipt prior to conversion to a five year monthly annuity form of payment. The defined contribution individual account plan benefits under Article II, Section V (a) will be converted to a five year monthly annuity form of payment without applying an early age reduction.

Article II, Section VI. (c) (3)

(3)
In the event of disability as defined in Article II, Section VI (a) (1) above, the monthly value of benefits under Article II of the Plan shall be unreduced for early age receipt and converted to a five year monthly annuity using the following methodology:

a)
First, offset the lifetime monthly annuity value of benefits under this Article II by the amount of any Extended Disability Benefits (EDB) payable to age 65 to determine the amount of monthly ERP and frozen SERP payable to age 65, if any.

•
For this purpose, the conversion of any Article II, Section V ERP to a lifetime monthly annuity will use the discount rate specified in Article II, Section VI (c) (5) below in effect at the date of total and permanent disability retirement.

b)
Second, convert the monthly value of benefits determined in Article II, Section VI (c) (3) a) above to a five year monthly annuity using age at effective date of total and permanent disability retirement.

c)	Third, convert the lifetime monthly annuity value of benefits under this Article II payable from age 65 to a five year annuity using age 65 as the effective date of payment.

d)	Fourth, add the five year annuity values calculated in Article II, Section VI (c) (3) (b) plus Article II, Section VI (c) (3) (c) above to determine the total amount of the five year annuity payment.

(4)	Early receipt reduction factors will be identical to those used under the terms of the Retirement Program.

Article II, Section VI. (c) (5)

(5)
The conversion of the monthly value of any benefits determined under Article II, Section II, III and IV (after applying any reduction for early age receipt) to a five year annuity form of payment, shall be made using the July average of the 30-year U.S. Treasury Securities rate and the same mortality tables applicable under the Retirement Program at date of separation from service. The discount rate will be redetermined each year as the average of the 30-year U.S. Treasury Securities rate for the month of July and be effective for retirements commencing October 1 following each redetermination through September 30 of the succeeding year. The defined contribution benefits under Article II, Section V (a), will not use a mortality table for the conversion to a five year annuity form of payment.

(6)
Should the executive die during the five year annuity payment period, the remaining five year annuity payments will be converted to a one-time lump sum and paid to a beneficiary named at date of retirement. If the executive is married at date of retirement spousal consent will be required to name a beneficiary other than the spouse. If the primary beneficiary has predeceased the executive, any contingent beneficiaries designated for the executive's Basic Group Life Insurance (as referred to herein, “Basic Group Life Insurance” includes any successor life insurance plan, including Group Variable Universal Life) will receive the lump sum payment. If more than one person is named as the eligible beneficiary for the executive's Basic Group Life Insurance at date of death, the lump sum will be paid at the percentages designated for their respective interests as eligible beneficiaries of the executive's Basic Group Life Insurance. If their respective interests are not specified, their interests shall be several and equal. If a non-living entity such as a trust is named as beneficiary, or the executive should have no living beneficiary, any remaining five year annuity payments will be converted to a one-time lump sum for final payment.

Article II, Section VI. (c) (7)

(7)
Should an executive who is vested pursuant to the provisions of Article II, Section I die during active service with GM, any five year annuity benefits payable under Article II, Section VI (c) (1) and Article II, Section VI (c) (2) will be converted to a one-time lump sum and paid to the executive's surviving spouse. If the executive is not married at date of death, the person designated as primary beneficiary for the executive's Basic Life Insurance will receive the lump sum payment. If the primary beneficiary has predeceased the executive any contingent beneficiaries designated for the executive's Basic Group Life Insurance will receive the lump sum payment. If more than one person is named as the eligible beneficiary for the executive's Basic Group Life Insurance at date of death, the lump sum will be paid at the percentages designated for their respective interests as eligible beneficiaries of the executive's Basic Group Life Insurance. If their respective interests are not specified, their interests shall be several and equal. If a non-living entity such as a trust is named as beneficiary, or the executive should have no living beneficiary, the five year annuity payments will be converted to a lump sum for final payment.

(8)
The obligation to provide benefits under this Article II shall cease at the end of the five year annuity period or upon payment of a present value lump sum to multiple named beneficiaries, a trust or to the executive's estate as described in Article II, Section VI (c) (6) and Article II, Section VI (c) (7) above.

Article II, Section VI. (c) (9)

(9)
The Plan benefits under this Article II for active executives who were age 62 and above as of December 31, 2004 with a minimum of 10 years Part B or Part C credited service under the Retirement Program are grandfathered for benefit amounts accrued and vested through December 31, 2004, in accordance with IRC Section 409A, under the terms of the Plan in effect prior to January 1, 2007. Benefit amounts accrued and vested after December 31, 2004 for such grandfathered executives are payable only as a lifetime monthly annuity. Such grandfathered executives are not eligible for the five year annuity form of payment.

(d)
All Plan benefits accrued on or after October 1, 2012, pursuant to Article II Section V of the Plan, will be paid in a single lump sum at a time determined by the Plan Administrator within 90 days following the employee's separation from service, death, or disability (to the extent required under IRC 409A).

Article III.	DC ERP - Excess Benefits
(Formerly Known as the Benefit Equalization Plan (BEP))
Article III, Section I. Eligibility and Vesting

(a)
Eligibility to participate in this Article III shall be limited solely to those Regular Active, Flexible Service, or International Service Personnel U.S. executive level employees or such separated U.S. executive level employees and, effective October 1, 2012, those active U.S. classified 9th level employees or separated U.S. classified 9th level employees, or the designated beneficiaries of such employees, whose aggregate contributions and benefits under the RSP are in excess of the maximum limitations on compensation, contributions and benefits imposed by Sections 401(a)(17) and/or 415 of the Code.

(b)	For purposes of this Article III, the terms "designated beneficiary" or "designated beneficiaries" shall include surviving spouses and contingent beneficiaries.

(c)	Eligible executives are immediately vested in any benefits accrued under Article III, Section II (a) prior to January 1, 2007.

(d)
Eligible executives become vested in any benefits accrued on and after January 1, 2007 through September 30, 2012 under Article III Section II (a) upon their attainment of age 55 with a minimum of 10 years' credited service. For this purpose, credited service is as defined in the RSP.

(e)
Eligible classified 9th level employees and executive level employees become vested in any benefits accrued on and after October 1, 2012, under Article III Section II (a) upon their attainment of three years of credited service as defined in the RSP.

Article III, Section II. Amount of Benefits

(a)
An executive or classified 9th level employee who is eligible to participate in this Article III, or the designated beneficiary of such a deceased executive or 9th level employee who was eligible to participate in this Article III, shall be eligible to receive the value of the assets that would have been purchased with, if any, GM RSP matching contribution amounts, plus related earnings on such assets, set forth in Article III, Section II (b) below, but for the maximum benefit limitations imposed under Section 415(c) of the Code and the maximum compensation limits imposed under Section 401(a)(17) of the Code. The portion of the Plan that provides benefits in the event the maximum compensation limits under Section 401(a)(17) of the Code apply is an unfunded plan for the purpose of providing deferred compensation for a select group of management or highly compensated employees. The value of assets described in this Article III, Section II (a) shall be separately accounted for each employee or designated beneficiary.

Article III, Section II. (b)

(b)
The individual notional amounts for each eligible Participant shall be allocated each pay period to an unfunded defined contribution account that will be credited with earnings based on investment options as selected by the Participant. Effective July 15, 2011, the investment options shall be the same as provided under the RSP.

Also effective July 15, 2011, until such time a Participant makes an affirmative investment option election, the Participant's account will be credited with notional earnings based on the Pyramis Active Lifecycle commingled pools (previously, the Pyramis Strategic Balanced Commingled Pool). Specifically, Participants who do not have an investment election on file will have future notional contributions defaulted to one of twelve (12) Pyramis Active Lifecycle pools with a target retirement date (specified in the pool's name) closest to the year that a Participant will attain the age of 65. In the event any of the funds are discontinued, absent an election by the Participant (if any), the notional amounts in such funds and future contributions that were designated for such funds will be transferred to the fund that such option is mapped to by the RSP as determined by the Administrator.

Article III, Section III. Payment of Benefits

(a)
For account balance notional amounts accrued and vested on or before December 31, 2004, the amount determined pursuant to Article III, Section II (a) for separations prior to January 1, 2007, shall be payable to the Participant in a lump-sum amount on the earlier of the Participant's request or as soon as practicable following such Participant's total distribution of their RSP account. Such distributions will be based on the market value on the Business Day on which the request is received or the day in which the Participant's RSP account is totally distributed, as confirmed by the GM Benefits & Services Center provided that the request is received or the RSP account is totally distributed before the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. (EST). A withdrawal request received and confirmed by the GM Benefits & Services Center after the close of business of the NYSE, or on a weekend or holiday observed by the NYSE, will be based on the market value on the next Business Day.

(b)
For separations on and after January 1, 2007, payment of vested plan benefits accrued through September 30, 2012, in the amount determined pursuant to Article III, Section II (a) will be converted to a five year monthly annuity form of payment.

(1)	Conversion of the account value at date of separation to a five year annuity will use the same discount rate applicable under Article II, Section VI (c) (5) at date of separation from service.

(2)
If the separated executive is eligible for payment of ERP benefits under Article II, payable as a five year annuity, payment of benefits as a five year annuity under this Article III will be combined with and paid coincident with ERP payments under Article II.

(c)
Payment of vested plan benefits accrued on or after October 1, 2012, in the amount determined pursuant to Article III, Section II (a) will be paid in a single lump sum at a time determined by the Plan Administrator within 90 days following the employee's separation from service, death, or disability (to the extent required under IRC 409A).

Article III, Section III. (d)

(d)
Prior to an eligible Participant's separation from service, at the discretion of the Plan Administrator, the account balance notional amounts accrued under Article III, Section III (a), (b), and (c) above may be reduced in an amount up to $5,000 per year as repayment of amounts that a Participant owes GM or any subsidiary, for any reason, including benefit overpayments, wage overpayments, and amounts due under all incentive compensation plans. Following an eligible Participant's separation from service, there shall be no limitation to the amount benefits may be reduced. The Participant will be relieved of liability in the amount of the reduction.

Article IV. DC ERP - Discretionary Awards

(a)
The Company, by and through the Executive Compensation Committee of the General Motors Company Board of Directors or its delegate, may, from time-to-time in its sole discretion, grant individual awards to selected executives under the Plan.

(1)	The terms of an award granted under this Article IV shall be set forth in the award agreement delivered to such executive or group of executives.

(2)	Conditions related to the award must comply with IRC 409A.

(b)	Amounts of awards granted under this Article IV shall be separately accounted for in an unfunded individual defined contribution account for the benefit of each Participant.

(c)
Upon separation from service, if the Participant is otherwise eligible for ERP (other than the ten year service requirement), the account balance amount of any vested discretionary awards granted through September 30, 2012 will be converted to a five-year monthly annuity form of payment. The account balance amount of any vested discretionary awards granted on or after October 1, 2012 will be paid in a single lump sum at a time determined by the Plan Administrator within 90 days following the employee's separation from service, death or disability (to the extent required by IRC 409A).

(1)
Conversion of the account balance amount of the vested award at date of separation to a five year annuity will use the same discount rate applicable under Article II, Section VI (c) (5) at date of separation from service.

(2)
If the separated Participant is eligible for payment of any ERP benefits under Article II or Article III, payable as a five year annuity, payment of any vested Discretionary Award as a five-year annuity will be combined with and paid coincident with ERP payments under Article II or Article III.

Article IV. (c) (3)

(3)
Prior to an eligible Participant's separation from service, at the discretion of the Plan Administrator, the payment of any award under Article IV may be reduced in an amount up to $5,000 per year as repayment of amounts that a Participant owes GM or any subsidiary, for any reason, including benefit overpayments, wage overpayments, and amounts due under all incentive compensation plans. Following an eligible Participant's separation from service, there shall be no limitation to the amount any award under Article IV may be reduced. The Participant will be relieved of liability in the amount of the reduction.

(4)	Any unvested Award shall be forfeited upon separation from service.

(5)
Should the Participant die during the five year annuity payment period, the remaining five year annuity payments will be converted to a one-time lump sum and paid to the Participant's designated beneficiary. If the Participant is married at date of separation from service, spousal consent will be required to name a beneficiary other than the spouse. If an entity (such as a trust or charitable organization) is named as beneficiary, or the Participant should have no living beneficiary, any remaining five year annuity payments will be converted to a one-time lump sum for final payment to such entity or to the Participant's estate.

(6)
Should a Participant who is vested pursuant to Article IV (c) die during active service with GM, any benefits payable under this Article IV will be paid in a single lump sum to the Participant's surviving spouse or other designated beneficiary. If an entity (such as a trust or charitable organization) is named as beneficiary, or the Participant should have no living beneficiary, the benefits will be paid in a single lump sum to such entity or to the Participant's estate.

Article V. Other Matters
Article V, Section I.        Amendment, Modification, Suspension, or Termination by
Company

(a)
The Company reserves the right, by and through the Executive Compensation Committee of the General Motors Company Board of Directors or its delegate, to amend, modify, suspend, or terminate the Plan in whole or in part, at any time. No oral statements can change the terms of the Plan. The Plan can only be amended, in writing, by the Board of Directors, the Executive Compensation Committee, or an appropriate individual or committee as designated by the Board of Directors or Executive Compensation Committee. The Company shall not terminate the Plan if such termination would result in tax and penalties under Section 409A of the Code, unless the Company acknowledges in writing that one of the results of a termination will be tax and penalties under the Code. Absent an express delegation of authority from the Board of Directors or the Executive Compensation Committee, no one has the authority to commit the Company to any benefit or benefits provision not provided for under the Plan or to change the eligibility criteria or other provisions of the Plan.

(b)
The Company may, from time-to-time and in its sole discretion, adopt limited early retirement provisions to provide retirements (i) during a specified period of time, (ii) at a specified level of benefits, and (iii) for identified executive employees. Any such early retirement provisions relating to the Plan that may be adopted by the Company are made a part of the Plan as though set out fully herein.

(c)
The Company may, from time-to-time and in its sole discretion, adjust the amount of an executive's credited service used to determine the benefits under the Plan, or the amount of benefits payable to an executive under the Plan.

Article V, Section II. Special Rules

(a)
Notwithstanding any provision of the Plan, no elections, modifications or distributions will be allowed or implemented if they would cause an otherwise eligible Participant to be subject to tax (including interest and penalties) under Section 409A of the Code, unless the Committee specifies in writing that such elections, modifications or distributions shall be made notwithstanding the impact of such tax (e.g. court order, adverse business conditions).

(b)
Specified employees, as defined by IRC 409A, will have a six month waiting period (or, if earlier, the date of death) before commencement of payment of any Plan benefits payable on account of a separation from service. During the six month waiting period, all amounts payable under the Plan will accumulate without interest and be paid effective with the seventh monthly payment.

(c)
If at the time of separation from service the present value of all benefits under the Plan is less than the dollar limit under Section 402(g) of the Code as adjusted by the Secretary of the Treasury ($17,000 in 2012) such amount shall be paid in a lump sum within 90 days of such separation.

(d)
Notwithstanding the provisions of the Plan to the contrary, under the provisions of Treasury Regulation Section 1.409A-3(j) benefits may be paid prior to the applicable payment date in the following events:

(1)	Pursuant to the terms of a Qualified Domestic Relations Order, as defined in Section 414(p) of the Code;

(2)	To comply with an ethics agreement with the federal government, or to avoid a violation any domestic or foreign ethics law or conflicts law;

(3)	To satisfy any Federal Insurance Contributions Act (FICA) tax obligations;

(4)	To pay the Participant an amount required to be included in income due to a failure of the Plan to comply with Section 409A of the Code;

(5)	Upon termination of the Plan;

(6)	To pay state, local or foreign taxes arising from participation in the Plan; and

Article V, Section II. (d) (7)

(7)	To settle a bona fide dispute as to a Participant's right to a Plan distribution.

(e)	Effective May 1, 2009 monthly benefits payable under Article II, Section VI shall be reduced by 10% on a temporary basis;

(1)
For Participants receiving lifetime monthly annuity benefits, including those retired prior to January 1, 2007 and grandfathered executives referred to in Article II Section VI (c) (9), the 10% reduction shall be applied to the amount of monthly benefits in pay status as of April 2009.

(2)
For Participants receiving five year monthly annuity benefits under this subsection (e), 10% of the life annuity value prior to its conversion to a five year annuity will be subtracted from the five year annuity that would otherwise be payable.

(f)	Effective June 1, 2009 the amount of monthly benefits payable is limited to $8,000, on a temporary basis.

(1)
For Participants receiving lifetime monthly annuity benefits, the $8,000 monthly limit is applied to the amount of monthly benefits payable after imposition of the 10% reduction referred to in subsection (f).

(2)
For Participants receiving five year monthly annuity benefits, first reduce the life annuity prior to conversion to a five year annuity by 10% as referred to in Article V, Section II, (e) (2). Next, if the remaining life annuity exceeds $8,000 per month, further reduce the five year annuity that would be otherwise payable by the difference between the 10% reduced life annuity and $8,000.

Article V, Section II. (g)

(g)
In the event of a sale of assets under Section 363 the Bankruptcy Code and the assumption of the Plan by General Motors LLC, the temporary 10% reduction under subsection (e) shall become permanent. In addition, for executive retirees who have a combined tax-qualified SRP plus non-qualified benefit under the Plan in excess of $100,000 per annum on a life annuity basis, the amount of benefits under the Plan over the combined $100,000 per annum threshold shall be reduced by 2/3rds.

(1)
For the purpose of determining the $100,000 threshold for Participants receiving monthly life annuity benefits, such determination shall be made after the reduction of the monthly benefit for the cost of any survivor option.

(2)
For the purpose of determining the $100,000 threshold convert any five year annuity form of payment to a life annuity. After application of any reduction described in Article V Section II (g) above, convert the remaining life annuity back to a five year annuity for continued payment using the same five year annuity conversion factors as applied at original benefit commencement date.

(h)
In the event of a sale of assets under Section 363 the Bankruptcy Code and the assumption of the Plan by General Motors LLC as of the date of such sale, the monthly benefits accrued by active executive employees under Article II, Sections II, III and IV shall be frozen and reduced by 10%. Future benefit accruals for executive employees following the date of sale shall be determined under Article II, Sections IV and V.

Notwithstanding the above, other than suspension or forfeiture as set forth in Article I, Section IV (b) with respect to any benefits that are vested or in payment pursuant to the terms of the Plan, the prior Benefit Equalization Plan or the prior Supplemental Executive Retirement Program (SERP), no amendment, modification, suspension, or termination may reduce the vested rights or benefits of Participants under the Plan, including benefits being provided to current executive retirees or their surviving spouse, without the Participant's, retiree's, or surviving spouse's written permission, unless such amendment, modification, suspension or termination is required by law.

Article V, Section III. Claim Denial Procedures
This sets forth the mandatory, exclusive appeal procedure. The Plan Administrator will provide adequate notice, in writing, to any Participant or beneficiary whose claim for benefits under the Plan has been denied, setting forth the specific reasons for such denial. The Participant or beneficiary will be given an opportunity for a full and fair review of a decision by the Plan Administrator denying a claim for benefits. An appeal may be filed with the Executive Compensation Committee of the Board of Directors, which has been delegated final discretionary authority to construe, interpret, apply, and administer the Plan. Such appeal to the Executive Compensation Committee must be filed, in writing, within 60 days from the date of the written decision from the Plan Administrator denying the claim for benefits. Such an appeal may be initiated by forwarding the request to General Motors LLC, 300 Renaissance Center, Mail Code 482‑C32‑C61, P.O. Box 300, Detroit, Michigan 48265-3000. As a part of this review, the Participant or beneficiary must submit any written comments that may support their position. The Executive Compensation Committee shall be the final review authority with respect to appeals, and its decision shall be final and binding upon the Company and the participant or beneficiary.

Article V, Section IV. Service of Legal Process
Service of legal process on General Motors LLC may be made at any office of the CT Corporation. The CT Corporation, which maintains offices in 50 states, is the statutory agent for services of legal process on General Motors LLC. The procedure for making such service generally is known to practicing attorneys. Services of legal process also may be made upon General Motors LLC, 400 Renaissance Center, Mail Code 482-038-210, Detroit, Michigan 48265-4000.

Article V, Section V. Named Fiduciary
The Executive Compensation Committee of the General Motors Company Board of Directors shall be the Named Fiduciary with respect to the Plan. The Executive Compensation Committee may delegate authority to carry out such of its responsibilities, as it deems proper, to the extent permitted by ERISA.

Article V, Section VI. Non-Assignability
It is a condition of the Plan, and all rights of each Participant shall be subject thereto, that to the full extent permissible by law no right or interest of any Participant in the Plan or in his or her account shall be assignable or transferable, in whole or in part, either directly or by operation of law or otherwise, including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy, or in any other manner, and further excluding devolution by death or mental incompetence. No right or interest of any Participant in the Plan or in their account shall be liable for, or subject to, any obligation or liability of such Participant except as provided in Article II, Section VI (b).